FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       DATE OF REPORT:  NOVEMBER 1, 1996

   Associated Planners Realty Growth Fund, (a California Limited Partnership)
             (Exact name of registrant as specified in its charter)




             California            33-13983                95-4119808
(State or other jurisdiction(Commission File Number) (IRS Taxpayer I.D. Number) of incorporation or organization)


           5933 WEST CENTURY BLVD., 9TH FLOOR, LOS ANGELES, CA  90045-5454
  (Address of principal executive offices)                      (zip code)

         Registrant's telephone number, including area code   (310) 670-0800

Item 2.     Acquisition or Disposition of Assets

    On November 1, 1996, Associated Planners Realty Growth Fund ("Growth Fund") sold it's remaining real estate asset to Associated Planners Realty Income Fund ("Income Fund"). This asset consisted of the 10% interest that Growth Fund had in an office building located in San Marcos, California. This sale was done in order to allow Growth Fund to liquidate the partnership within the calendar 1996 year, and because the single 10% interest in this remaining property would not be sufficient to support the operating expense of maintaining the Partnership.

   Income Fund is an affiliated Partnership of Growth Fund, in that both partnerships have a common general partner--West Coast Realty Advisors (formerly known as "Associated Planners Realty Corporation"). As allowed by provision 11.4(G) of the Amended and Restated Agreement of Limited Partnership for both Income Fund and Growth Fund:

"Joint venture investments in Properties between the Partnership and its Affiliates may be entered into if the Affiliates have substantially identical investment objectives, the Affiliates invest on substantially the same terms and conditions, the Partnership obtains a first right of refusal to buy the property if the other program wishes to sell the property held by the venture......"

   This final phrase is the justification for allowing Income Fund to buy the 10% interest in the San Marcos property. The Income Fund already owns the remaining 90% interest in the San Marcos property, so it was a logical buyer for the remaining 10% interest. Prior to the sale of the property, an independent appraisal was obtained on the San Marcos property, and the value in that appraisal was the basis for establishing the price for the 10% interest. The appraisal value for the entire San Marcos property was established at $1,880,000.

   Growth Fund received $185,968 on November 2, 1996 for its interest in the San Marcos property. This amount consisted of $188,000 for the property itself, less $2,032 for its share of a cash security deposits from the current tenant that Growth Fund retained. The cost basis at the time of transfer was $266,518, resulting in a $78,518 capital loss for Growth Fund as a result of the sale. There was no debt in connection with the property.

   It is the intention of the General Partner to use the proceeds from the sale to pay a portion of the liabilities that Growth Fund owes to the General Partner and its affiliates, and the remainder to the limited partners as a final distribution and liquidation of the Partnership. This payment is expected to be made in the latter half of November 1996.

Item 7. Financial Statements and Exhibits

(a) Pro forma financial information

  The Partnership's 10% interest in the San Marcos Building was transferred to Associated Planners Realty Income Fund on November 1, 1996. The following unaudited condensed balance sheet of the Partnership assumes that the property had been sold on September 30, 1996. The statement is prepared on a generally accepted accounting basis.

                     Associated Planners Realty Growth Fund
                            Pro Forma Balance Sheet
                                  (Unaudited)
                   September 30, 1996     Pro Forma         September 30, 1996
                     As Reported           Adjustments            Pro Forma
Rental Real Estate, net of
    accumulated depreciation  $265,948     (265,948) (1)               ----
Cash and Cash Equivalents        3,282      185,968  (2)            189,250
Other Receivables                   --                                 ----
Other Assets                     1,102                                1,102
                              --------     ---------              ---------
Total Assets                  $270,332      (79,980)                190,352
                                =====        =====                   =====

Payable To Affiliates         $215,073                             $215,073
Other Accrued Liabilities       69,358                               69,358
Note Payable - Related Party   150,000                              150,000
Security Deposits & Prepaid Rent 2,032       (2,032) (3)               ----
                           -----------     ---------            -----------
Total Liabilities              436,463       (2,032)                434,431


Limited Partner Equity        (156,504)     (77,169) (4)           (233,673)
General Partner Equity          (9,627)        (779) (4)            (10,406)
                            -----------   ----------             -----------
Total Partners Equity         (166,131)     (77,948)               (244,079)
                            -----------   ----------            ------------
Total Liabilities and Equity  $270,332      (79,980)                190,352
                               =====         =====                   =====


                     Associated Planners Realty Growth Fund
                        Notes to Pro Forma Balance Sheet
                               September 30, 1996

   The pro forma balance sheet is intended to reflect the effect of the sale of the Partnership's 10% interest in the San Marcos property to Associated Planners Realty Income Fund as if it took place on September 30, 1996. The transaction is reported on a generally accepted accounting basis.

Notes:

(1) To record the reduction in rental real estate as the result of the sale of the San Marcos property.

(2) To record net cash received as the result of the sale of the San Marcos Property.

(3) To record security deposits written off due to sale of the San Marcos Property.

(4) To record the allocation of net loss on the sale of the San Marcos Property -- 99% to the limited partners and 1% to the general partner.

   The following pro forma statements of loss and income reflect the effect of two transactions that took place during 1996: (1) The transfer of the Park Center Building to the Guardian Life Insurance Company on August 16, 1996, and
(2) the sale of the Partnership's 10% interest in the San Marcos property to
Associated Planners Realty Income Fund.    These financial statements assume
that the Parkcenter Building had been transferred to the Guardian on January 1, 1995 and January 1, 1996 (to reflect the pro forma results for the year ended December 31, 1995 and nine months ended September 30, 1996, respectively), and that the 10% interest in the San Marcos property was sold on January 1, 1995 and January 1, 1996 (to reflect the pro forma results for the year ended December 31, 1995 and nine months ended September 30, 1996).

                     Associated Planners Realty Growth Fund
                          Pro Forma Statements of Loss
                                  (Unaudited)
                            For the year ended 12/31/95
                          As reported     Adjustments            Pro Forma

Revenues:

 Rental Revenue               $243,067       ($243,067) (1)            -----
 Interest Income                   147        --------                   147

           Total Revenues      243,214        (243,067)                  147

Costs and Expenses:

  Operating                    118,523        (118,523) (2)             ----
  Interest                     188,998        (188,998) (3)             ----
  General and Administrative    58,465                                58,465
  Depreciation and amortization 66,396         (66,396) (4)             ----
  Impairment Loss            1,912,727      (1,912,727) (5)             ----
  Realized Loss on Disposition
        of Park Center         -------       1,912,727  (5)        1,912,727

  Total Costs and Expenses   2,345,109        (373,917)            1,971,192

Net Loss                    (2,101,895)       (130,850)           (1,971,045)


                     Associated Planners Realty Growth Fund
                      Notes to Pro Forma Statement of Loss
                      For the Year Ended December 31, 1995

   The pro forma statement of loss is intended to reflect the effect of: (1) the transfer of the Park Center property from Associated Planners Realty Growth Fund to the lender as if the transaction took place on January 1, 1995, and (2) the sale of the 10% interest in the San Marcos property to Associated Planners Realty Income Fund as if the transaction took place on January 1, 1995.

(1) To eliminate rental revenue pertaining to the San Marcos and Park Center properties (100% of rental revenue).

(2) To eliminate property operating costs pertaining to the San Marcos and Park Center properties (100% of property operating costs).

(3) To eliminate interest expense pertaining to debt secured by the Park Center Property (100% of interest expense.

(4) To eliminate depreciation expense pertaining to the San Marcos and Park Center Properties (100% of depreciation expense).

(5) To eliminate impairment loss recognized in 1995 in connection with the write-down of the Park Center Property. If the Park Center property had been sold at the beginning of the year, it is assumed that a realized loss, equal to the unrealized loss recorded, would have been recognized.


                     Associated Planners Realty Growth Fund
                         Pro Forma Statement of Income
                                  (Unaudited)
                                       For the nine months ended 9/30/96
                                 As reported     Adjustments       Pro Forma
Revenues:

 Rental Revenue                      $168,297     (168,297) (1)        ----
 Gain on ParkCenter Repossession      686,628                       686,628
 Interest Income                          177                           177
                                   ----------    ----------       ---------
           Total Revenues            $855,402     (168,297)         686,805
                                   ----------    ----------       ---------
Costs and Expenses:

  Operating                            99,002      (99,002) (2)        ----
  Property Taxes                        3,926       (3,926) (3)        ----
  Property Management Fees              8,171       (8,171) (4)        ----
  Interest                             59,544      (59,544) (5)        ----
  General and Administrative           28,842                        28,842
  Depreciation and amortization        21,690      (21,690) (6)        ----
                                  -----------   -----------       ---------
          Total Costs and Expenses    221,175     (192,333)          28,842
                                  -----------    ----------       ---------
Net Income                           $633,927       24,036          657,963
                                     =======       =======           =====

                     Associated Planners Realty Growth Fund
                     Notes to Pro Forma Statement of Income
                  For the Nine months Ended September 30, 1996


The pro forma statement of income is intended to reflect the effect of: (1) the transfer of the Park Center property from Associated Planners Realty Growth Fund to the lender as if the transaction took place on January 1, 1996, and (2) the sale of the 10% interest in the San Marcos property to Associated Planners Realty Income Fund as if the transaction took place on January 1, 1996.

Notes


(1) To eliminate rental revenue pertaining to the San Marcos and Park Center properties (100% of rental revenue).

(2) To eliminate property operating costs pertaining to the San Marcos and Park Center properties (100% of property operating costs).

(3) To eliminate property taxes pertaining to the Park Center property (100% of property taxes).

(4) To eliminate property management fees pertaining to the Park Center and San Marcos properties (100% of property management fees).

(5) To eliminate interest expense pertaining to debt secured by the Park Center Property (100% of interest expense).

(6) To eliminate depreciation expense pertaining to the San Marcos and Park Center Properties (100% of depreciation expense).

                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized:


                     ASSOCIATED PLANNERS REALTY GROWTH FUND
                        A California Limited Partnership
                                  (Registrant)


                                W. Thomas Maudlin, Jr.
                                 (A General Partner)


                         By:       WEST COAST REALTY ADVISORS, INC.
                                     (A General Partner)


                                         Neal Nakagiri
                                  (Vice President/Secretary)



                                          Michael G. Clark
                                   (Vice President/Treasurer)
November 11, 1996